United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 18, 2007	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)
(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Comtech Telecommunications Corp. and Subsidiaries (the “Company”) is filing this amended current report on Form 8-K/A to correct one item reported in Company’s report on Form 8-K filed on September 19, 2007 (the “Original Filing”).

Item 5.02(e)    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 18, 2007, the Executive Compensation Committee of the Board of Directors of the Company approved fiscal 2007 bonus awards for certain named executive officers in the Company’s most recent Proxy Statement and the Company’s Chief Financial Officer. The correct amount of the fiscal year 2007 bonus award for the Chief Financial Officer is $400,000. Except for this corrected amount, the disclosures and other information contained in the Original Filing have not been revised.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMTECH TELECOMMUNICATIONS CORP.

Dated:	September 24, 2007
By: /s/ Michael D. Porcelain Name: Michael D. Porcelain Title: Senior Vice President and Chief Financial Officer